FNCB Bancorp, Inc.

Annual Meeting of Shareholders

May 17, 2017


FNCB
Simply a better bank.™
FNCB
fncb.com
Drive-Thru

FNCB
Simply a better bank.

OTCQX
The Best Marketplace

AST
maintain your momentum

Forward-Looking Statements

This communication contains "forward-looking statements," including statements contained in FNCB's filings with the Securities and Exchange Commission ("SEC"), in its reports to shareholders, and in other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary, fiscal and tax policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of FNCB to compete with other institutions for business; the composition and concentrations of FNCB's lending risk and the adequacy of our reserves to manage those risks; the valuation of FNCB's investment securities; the ability of FNCB to pay dividends or repurchase common shares; the ability of FNCB to retain key personnel; the impact of any pending or threatened litigation against FNCB; the marketability of shares of FNCB stock and fluctuations in the value of FNCB's share price; the effectiveness of FNCB's system of internal controls; the ability of FNCB to attract additional capital investment; the impact of changes in financial services' laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Welcome FNCB Shareholders



FNCB



Gerard A. Champi

President & Chief Executive Officer

Introduction of Meeting Secretary


FNCB
Simply a better bank



Mary Griffin Cummings

Senior Vice President

General Counsel

FNCB
Simply a better bank.

2017 Annual Shareholders Meeting Proposals

2017 Annual Meeting Proposals	The Board recommends that you vote:
1. To elect three (3) directors to the Board of Directors for terms expiring in 2020 and until their successors are elected Nominees for Class A Directors - Term Expires 2020	
Gerard A. Champi	FOR
Louis A. DeNaples	FOR
Keith W. Eckel	FOR
2. To hold an advisory vote on the compensation of FNCB's named executive officers	FOR
3. To ratify the appointment of Baker Tilly Virchow Krause, LLP as FNCB's independent registered public accounting firm for the year ending December 31, 2017	FOR



FNCB Bancorp, Inc.
Management Presentation
May 17, 2017

FNCB
Simply a better bank.

Significant Achievements and Financial Review



Welcome!
to a simply better bank.
FNCB
BANK LOCAL
COMMUNITY STRONG!
FNCB



James M. Bone, Jr. CPA
Executive Vice President
Chief Financial Officer

Significant Achievements

- Strong financial performance
- Awarded 2016 Bauer 5-Star rating
- Enhanced shareholder value
- Reinstated dividends in 2016
- Further balance sheet deleverage
- Conversion to state charter
- New name FNCB Bank and FNCB Bancorp, Inc.
- Jerry Champi, named President and CEO July 1, 2016
- Q1 2017 Limited Purpose Office opened in Lehigh Valley marketplace

FNCB
Simply a better bank.


Debt


FNCB IS RATED 5-STARS BY BAUER
www.bauerfinancial.com
AWARDED DECEMBER 2016


PENNSYLVANIA
LEHIGH VALLEY

Total Assets Review



$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$ in thousands
$970,029
$1,090,618
$1,195,375
2014
2015
2016

- **$1.2 billion in assets at December 31, 2016**
- **9.6% asset growth in 2016**
- **23.2% asset growth since 2014**

FNCB
Simply a better bank.

Deposit Growth



$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$ in thousands
$795,336
$821,546
$1,015,139
2014
2015
2016

- $193.6 million, or 23.6%, growth in total deposits in 2016
- $77.3 million reduction in borrowed funds during 2016

FNCB
Simply a better bank.

Profitability Review



2016 - $6,309
2015 - $35,840
2014 - $13,420
$55,569



- 2016 net income of $6.3 million
- Cumulative net income years 2014-2016 totaled $55.6 million including a one-time, $27.8 million income tax benefit in 2015
- Growth in core profitability

FNCB
Simply a better bank.

Positive Trends in Financial Performance Metrics

Efficiency Ratio (Bank)


86.00%
84.00%
82.00%
80.00%
78.00%
76.00%
74.00%
72.00%
70.00%
68.00%
66.00%
84.71%
79.67%
72.76%
2014
2015
2016

Book Value Per Share


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$3.12
$5.22
$5.42
2014
2015
2016

Net Interest Income


$31,000
$30,000
$29,000
$28,000
$27,000
$26,000
$25,000
$24,000
$26,526
$27,400
$30,551
2014
2015
2016

Non-Interest Expense


$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$33,569
$28,464
$27,545
2014
2015
2016

Asset Quality Continues to Improve


Non-Performing Loans ($)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$ in thousands
$5,522
$3,788
$2,234
2014
2015
2016


Non-Performing Loans / Total Loans (%)
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.82%
0.52%
0.31%
2014
2015
2016


Total Delinquencies / Total Loans (%)
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.21%
0.84%
0.81%
2014
2015
2016

FNCB
Simply a better bank.

First Quarter 2017 Financial Position (unaudited)

(in thousands)	March 31, 2017	December 31, 2016	December 31, 2015
Assets:			
Cash & cash equivalents	$ 26,725	$ 112,445	$ 21,083
Investments	287,643	275,987	260,117
Net loans	710,707	726,456	725,609
Other assets	78,810	80,487	83,809
Total assets	$ 1,103,885	$ 1,195,375	$ 1,090,618
Liabilities:			
Deposits	$ 923,426	$ 1,015,139	$ 821,546
Borrowed funds	76,942	78,847	160,112
Other liabilities	10,332	11,242	22,782
Total liabilities	1,010,700	1,105,228	1,004,440
Equity	93,185	90,147	86,178
Total liabilities & equity	$ 1,103,885	$ 1,195,375	$ 1,090,618


17
20
16

Over the last 15 months:

- Balance sheet growth of $13.3 million
- Income-earning asset growth of $12.6 million
- Deposit growth of $101.9 million
- Equity growth of $7.0 million
- Book value grew 3.0% in first quarter 2017

First Quarter 2017 Financial Results (unaudited)

(dollars in thousands, except share data)	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	$ Variance
Net interest income	$ 7,883	$ 7,538	$ 345
(Credit) provision for loan losses	(478)	696	(1,174)
Noninterest income (excluding security gains)	1,292	1,228	64
Security gains	278	103	175
Noninterest expense	6,928	6,804	124
Net income before taxes	3,003	1,369	1,634
Tax provision	806	226	580
Net income after taxes	$ 2,197	$ 1,143	$ 1,054
Earnings per diluted share	$ 0.13	$ 0.07	$ 0.06



2017
2016

- **Net interest income grew 4.6%**
- **Credit for loan & lease losses in 2017**
- **$175 thousand increase in security gains**
- **Non-interest expense increased by 1.8%**
- **Dividend annualized yield is 1.9% based on March 31, 2017 stock price**

FNCB
Simply a better bank.

Shareholder Value

- **21.3% increase in stock price in last 15 months**
- **$0.09 Dividend paid in 2016**
- **Dividend reinvestment and optional cash purchase plan re-established in 2016**
- **50% increase in dividend declared for Q1 and Q2 2017 $0.06 (2017) vs $0.04 (2016)**



FNCB Closing Stock Price
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$5.25
$6.12
$5.60
$5.00
$6.05
$6.37
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017

FNCB
Simply a better bank.

Looking Forward: Next Steps


FNCB



Gerard A. Champi

President & Chief Executive Officer

FNCB

Simply a better bank.


GOAL
PLAN
STRATEGY

Strategic Direction


Core
Values

<u>Our Goals</u>:

- **Enhancing core profitability**
- **Maintaining strong asset quality metrics**
- **Top-line revenue growth initiative**
- **Emphasis on customer experience**
- **Grow and improve wallet share**
- **Leverage investment in technology**


CUSTOMER





FNCB
Simply a better bank.

Management Q&A

Thank you for attending the 2017 Annual Meeting of Shareholders



Wow.
FNCB
Thanks For Voting Us
Best Bank
2016 Times-Tribune Readers' Choice Award.